SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 22, 2003

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA

(State or Other Jurisdiction of Incorporation)

00-30747	33-0885320
(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo PO Box 2388 Rancho Santa Fe, California 92067
(Address of Principal Executive Offices)

(858) 756-3023
(Registrant’s Telephone Number, including Area Code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	(c)	Exhibits.

The following exhibit is furnished as part of this report:

	99.1	Press Release dated October 22, 2003

Item 12. Results of Operations and Financial Condition.

On October 22, 2003, First Community Bancorp issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter and nine months ended June 30, 2003.  The Press Release also announces the declaration of a cash dividend of $0.1875 per common share, payable on November 26, 2003 to shareholders of record on November 14, 2003.  A copy of the Press Release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Item 12 (Results of Operations and Financial Condition) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

By:	/s/ Jared M. Wolff
	Name:	Jared M. Wolff
	Title:	Executive Vice President, General Counsel and Secretary

Date: October 23, 2003

Exhibit Index

Exhibit Number	Description

99.1	Press release dated October 22, 2003.